Exhibit 10.2
SECOND AMENDMENT TO CONSTRUCTION LOAN AGREEMENT
This Second Amendment to Construction Loan Agreement is dated as of the 18th day of July, 2007, and is by and between RED TRAIL ENERGY, LLC, a North Dakota limited liability company (“BORROWER”), and FIRST NATIONAL BANK OF OMAHA (“BANK”), a national banking association established at Omaha, Nebraska.
WHEREAS, the BANK and BORROWER executed a written Construction Loan Agreement dated as of July 25, 2002, which, together will all amendments thereto, is collectively called the “AGREEMENT”.
Now, Therefore, in consideration of the AGREEMENT, and their mutual promises made herein, BANK and BORROWER agree as follows:
     1. Terms which are typed herein as all capitalized words and are not defined herein shall have same meanings as when described in the AGREEMENT.
     2. Paragraph 1.23 (A) of the AGREEMENT is hereby amended to read as follows, effective immediately:
1.24 “LOAN TERMINATION DATE” means the earliest to occur of the following: (i) as to the REVOLVING NOTE, July 17, 2008, as to FIXED RATE NOTE, VARIABLE RATE NOTE and as to LONG TERM REVOLVING NOTE, a date which is five years subsequent to the COMPLETION DATE, (ii) the date the OBLIGATIONS are accelerated pursuant to this AGREEMENT, and (iii) the date BANK has received (a) notice in writing from BORROWER of BORROWER’s election to terminate this AGREEMENT and (b) indefeasible payment in full of the OBLIGATIONS.
     3. BORROWER certifies by its execution hereof that the representations and warranties set forth in Section 5 of the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of this date.
     4. Except as amended hereby the parties ratify and confirm as binding upon them all of the terms of the AGREEMENT.
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     IN WITNESS whereof the parties set their hands as of the date first written above.

First National Bank of Omaha		Red Trail Energy, LLC

By:	/s/ Chris Reiner	By:	/s/ Mike Appert

	Chris Reiner	Name:	Mike Appert

	Commercial Loan Officer	Its:	Chairman

And

		By:	/s/ Roger Berglund

		Name:	Roger Berglund

		Its:	Treas.

STATE OF	North Dakota	)
		)	ss.
COUNTY OF	Stark	)

     On this 24 day of July, 2007, before me, the undersigned, a Notary Public, personally appeared Mike Appert, Chairman of Red Trail Energy, LLC, on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed and that of the Company.

/s/ De Ell Hoff

Notary Public
DEELL HOFF
Notary Public
State of North Dakota
My Commission Expires Oct. 21, 2011

STATE OF	North Dakota	)
		)	ss.
COUNTY OF	Stark	)

     On this 24 day of July, 2007, before me, the undersigned, a Notary Public, personally appeared Roger Berglund, Treas of Red Trail Energy, LLC, on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed and that of the Company.

/s/ De Ell Hoff

Notary Public
DEELL HOFF
Notary Public
State of North Dakota
My Commission Expires Oct. 21, 2011